EXECUTION COPY
Fourth Amendment

to

Second Lien Term Loan Agreement

Among

Rosetta Resources Inc.,
as Borrower,

BNP Paribas,
as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of June 9, 2008

Fourth Amendment to Second Lien Term Loan Agreement

This Fourth Amendment to Second Lien Term Loan Agreement (this “Fourth Amendment”) executed effective as of the 9th of June, 2008 (the “Fourth Amendment Effective Date”) is among Rosetta Resources Inc., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.       The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Lien Term Loan Agreement dated as of July 7, 2005, as amended by the First Amendment to Second Lien Term Loan Agreement dated September 26, 2005, the Second Amendment to Second Lien Term Loan Agreement, dated December 6, 2006 and the Third Amendment to Second Lien Term Loan Agreement, dated May 1, 2007 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.        The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.       Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2.        Amendments to Credit Agreement.

2.1       Section 1.02.  The following definitions are hereby added or amended and restated in its entirety as follows:

“Agreement” means this Second Lien Term Loan Agreement, as amended by the First Amendment to Second Lien Term Loan Agreement, dated September 26, 2005, the Second Amendment to Second Lien Term Loan Agreement, dated December 6, 2006, the Third Amendment to Second Lien Term Loan Agreement, dated May 1, 2007 and the Fourth Amendment to Second Lien Term Loan Agreement, dated June 9, 2008, as the same may from time to time be further amended, modified, supplemented or restated.

2.2       Section 9.21.  Section 9.21 is hereby amended by replacing $5,000,000 with $15,000,000 in the second sentence.

Section 3.       Conditions Precedent.  The effectiveness of this Fourth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1      Payment of Outstanding Invoices.  Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

3.2      Fourth Amendment.  The Administrative Agent shall have received multiple counterparts as requested of this Fourth Amendment from the Majority Lenders.

3.3       No Default.  Other than the possible Defaults/Events of Default, if any may exist, described in that certain Waiver Letter (the “Litigation Waiver Letter”) dated August 27, 2007 among the Borrower, the Administrative Agent and the Majority Lenders, no Default or Event of Default shall have occurred and be continuing as of the Fourth Amendment Effective Date.

Section 4.       Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this Fourth Amendment, except as set forth in the Litigation Waiver Letter, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Fourth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that, except as set forth in the Litigation Waiver Letter, after giving effect to this Fourth Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 5.        Miscellaneous.

5.1       Confirmation.  The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment.

5.2      Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (i) acknowledges the terms of this Fourth Amendment, (ii) ratifies and affirms its obligations under the Guarantee Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guarantee Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

5.3      Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4      No Oral Agreement.  This written Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

5.5      Governing Law.  This Fourth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the date first written above.

BORROWER:	ROSETTA RESOURCES INC.

	By:	/s/ Michael J. Rosinski
Michael J. Rosinski, Executive Vice President,
Chief Financial Officer, Secretary and Treasurer

GUARANTORS:
ROSETTA RESOURCES OFFSHORE, LLC,
ROSETTA RESOURCES HOLDINGS, LLC,
ROSETTA RESOURCES OPERATING GP, LLC,
ROSETTA RESOURCES OPERATING LP

	By:	Rosetta Resources Operating GP, LLC, its general partner

	By:	/s/ Michael J. Rosinski
Michael J. Rosinski, Executive Vice
President, Chief Financial Officer,
Secretary and Treasurer

Fourth Amendment – 2nd Lien Term Loan Agreement

Signature Page - 5

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent

	By:	/s/ Evans R. Swann
	Name:	Evans R. Swann
	Title:	Managing Director

	By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Director

LENDERS:	BNP PARIBAS

	By:	/s/ Evans R. Swann
	Name:	Evans R. Swann
	Title:	Managing Director

	By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Director

WELLS FARGO ENERGY CAPITAL, INC.

	By:	/s/ Bryan McDavid
	Name:	Bryan Mc David
	Title:	Assistant Vice President

MAPLE STONE CREDIT OPPORTUNITY MASTER FUND, LTD.

By:
Name:
Title:

Fourth Amendment – 2nd Lien Term Loan Agreement

Signature Page - 6

LENDERS:	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

	By:	/s/ Brian N. Thomas
	Name:	Brian N. Thomas
	Title:	Vice President

PRUCO LIFE INSURANCE COMPANY

	By:	/s/ Brian N. Thomas
	Name:	Brian N. Thomas
	Title:	Vice President

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

	By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ Brian N. Thomas
	Name:	Brian N. Thomas
	Title:	Vice President

GATEWAY RECOVERY TRUST

	By:	Prudential Investment Management, Inc.,
as asset manager

	By:	/s/ Brian N. Thomas
	Name:	Brian N. Thomas
	Title:	Vice President

Fourth Amendment – 2nd Lien Term Loan Agreement

Signature Page - 7